SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934
                         ------------------------------



       Date of Report (Date of earliest event reported): December 20, 2000


                                   TCPI, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



        Florida                        0-25406                65-0308922
        -------                        --------               ----------
(State or other jurisdiction         (Commission File       (I.R.S. Employer
 of incorporation)                    Number)              Identification No.)


                    3341 S.W. 15th Street
                   Pompano Beach, Florida                         33069
                   -----------------------                        -----
           (Address of principal executive offices)             (Zip code)


Registrant's telephone number, including area code: 954/979-0400


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



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Item 5.   Other Events

Resignation of Director
-----------------------

         On December 20, 2000, the Company announced that Jack L. Aronowitz resigned as a Director of the Company. The resignation of Mr. Aronowitz reduces the Company's Board to five Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: December 20, 2000     TCPI, INC.



                             By:  /s/ Walter V. Usinowicz, Jr.
                                -----------------------------------------------
                                  Walter V. Usinowicz, Jr.
                                  Vice President of Finance and Chief Financial Officer (Chief Accounting Officer)